Exhibit 10.24
This THIRTEENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”) dated as of November 22, 2024, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY, INC., a Delaware corporation (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Parent Guarantor, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended and supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (i) evidence the reaffirmation of the Borrowing Base at $1,250,000,000 in respect of the November 1, 2024 Scheduled Redetermination, (ii) evidence the increase in the Aggregate Elected Commitment Amounts from $850,000,000 to $1,250,000,000 as set forth in Section 4 hereof, (iii) amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date (as defined below) and (iv) amend the Guaranty Agreement as set forth in Section 3 hereof, effective as of the Amendment Effective Date.
C.    The Borrower has requested that each of (i) The Toronto-Dominion Bank, New York Branch, (ii) Royal Bank of Canada, (iii) Morgan Stanley Bank, N.A., (iv) Mizuho Bank Ltd., and (v) U.S. Bank National Association (each, a “New Lender” and, collectively, the “New Lenders”) become a Lender under the Credit Agreement with a Maximum Credit Amount and an Elected Commitment in the amounts as shown on Annex I to the Credit Agreement (as amended hereby).
D.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

2.1    Cover Page Amendment. The cover page of the Credit Agreement is hereby replaced in its entirety with Exhibit A attached hereto, and Exhibit A hereto shall be deemed to be attached as the cover page of the Credit Agreement.
2.2    Amendment to Introductory Paragraph. The introductory paragraph of the Credit Agreement is hereby amended by replacing the existing reference to “Viper Energy Partners LP, a Delaware limited partnership” with a reference to “Viper Energy, Inc., a Delaware corporation, f/k/a Viper Energy Partners LP, a Delaware limited partnership”.
2.3    Amendments to Section 1.02.

(a)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced, or terminated pursuant to Section 2.06(b). As of the Thirteenth Amendment Effective Date, the Aggregate Elected Commitments are $1,250,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).
(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Thirteenth Amendment” means that certain Thirteenth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of the Thirteenth Amendment Effective Date, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“Thirteenth Amendment Effective Date” means November 22, 2024.
2.4    Amendment to Section 8.14. Clause (b) of Section 8.14 of the Credit Agreement is hereby amended by amending and restating subclause (i) therein in its entirety to read in full as follows:
(i) cause each Restricted Subsidiary that is not a party to the Guaranty Agreement to, promptly, but in any event no later than 20 days (or such later date as the Administrative Agent may approve in its reasonable discretion) after the formation or acquisition (or other similar event) of such Restricted Subsidiary, execute and deliver a supplement to the Guaranty Agreement whereby such Restricted Subsidiary will guarantee the Indebtedness,
2.5    Amendment to Section 12.02. Clause (b) of Section 12.02 of the Credit Agreement is hereby amended by:
(a)    deleting the word “or” at the end of clause (viii) thereof,

(b)    inserting a new clause (ix) immediately following the end of clause (viii) therein, which new clause (ix) shall read in full as follows:

(ix) change Section 2.06 in a manner that would alter or eliminate the ratable treatment of Lenders with respect to any reduction of the Aggregate Maximum Credit Amounts or Aggregate Elected Commitment Amounts without the written consent of each Lender (including, subject to the final sentence of this Section 12.02(b), any Lender that is a Defaulting Lender), or

(c)    renumbering existing clause (ix) as new clause (x).

2.6    Amendment to Section 12.04. Clause (b) of Section 12.04 of the Credit Agreement is hereby amended by amending and restating clause (i) therein in its entirety to read in full as follows:
(i)    Subject to the condition set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

2.7    Amendment to Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement effective as of the Amendment Effective Date. After giving effect to this Amendment and any Loans made on the Amendment Effective Date, (a) each Lender (including each New Lender) that holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders and (d) each Lender hereby waives any break funding payments that would otherwise be owing to such Lender under Section 5.02 of the

Credit Agreement as a result of the Loans, repayments and adjustments described in this Section 2.7.
Section 3.    Amendment to Guaranty Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and effective as of the Amendment Effective Date, the introductory paragraph of the Guaranty Agreement is hereby amended and restated in its entirety to read as follows:
“This GUARANTY AND COLLATERAL AGREEMENT, dated as of July 8, 2014, as amended, amended and restated, supplemented or otherwise modified from time to time, is made by Viper Energy, Inc., a Delaware corporation f/k/a Viper Energy Partners LP, a Delaware limited partnership (the “Parent Guarantor”), Viper Energy Partners LLC, a Delaware limited liability company (the “Borrower”), and each of the other signatories hereto other than the Administrative Agent (the Borrower, the Parent Guarantor and each of the other signatories hereto other than the Administrative Agent, together with any other Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof, the “Grantors”), in favor of Wells Fargo Bank, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of even date herewith (as amended and restated by the Amended and Restated Credit Agreement dated as of July 20, 2018, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Parent Guarantor, the Lenders, and the Administrative Agent.”

Section 4.    Borrowing Base Reaffirmation, Aggregate Elected Commitment Amounts Increase and Aggregate Maximum Credit Amounts.
(a)    In reliance on the covenants and agreements contained in this Amendment, and effective as of the Amendment Effective Date, the Administrative Agent and the Lenders (including the New Lenders) party hereto agree that the Borrowing Base is hereby reaffirmed at $1,250,000,000, and the Borrowing Base shall remain at $1,250,000,000 until the next Scheduled Redetermination, Interim Redetermination, or other redetermination or adjustment of the Borrowing Base hereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower, the Administrative Agent and the Lenders hereby agree that the redetermination of the Borrowing Base provided for in this Section 4 shall constitute the Scheduled Redetermination scheduled for November 1, 2024 for purposes of Section 2.07(b) of the Credit Agreement. This Section 4(a) constitutes a New Borrowing Base Notice received by the Borrower in accordance with Section 2.07(d) of the Credit Agreement. The new Borrowing Base determined pursuant to this Section 4(a) shall be effective as of the Amendment Effective Date, notwithstanding the effective date that would otherwise be applicable to a redetermination pursuant to Section 2.07(d) of the Credit Agreement.

(b)    The Borrower and each Lender (including the New Lenders) party hereto agree that, as of the Amendment Effective Date, (i) the Aggregate Elected Commitment Amounts are hereby increased from $850,000,000 to $1,250,000,000 as requested by the Borrower, effective as of the Amendment Effective Date, with each such Lender’s Elected Commitment being as set forth on Annex I to the Credit Agreement (as amended hereby) and (ii) such increase is being effectuated pursuant to this Amendment without the need for delivery of Elected Commitment Amount Increase Agreements, any Additional Lender Agreements or any other notices or certificates that may otherwise have been required pursuant to the Credit Agreement. Notwithstanding any conditions precedent or other requirements set forth in Section 2.06(b)(ii) of the Credit Agreement, including, without limitation, the last sentence of Section 2.06(b)(ii)(D), the new Elected Commitments established pursuant to this Section 4(b) shall automatically become effective as of the Amendment Effective Date.
(c)    The Aggregate Maximum Credit Amounts are unchanged by this Amendment and continue to be $2,000,000,000.
Section 5.    New Lenders. The New Lenders hereby join in, become a party to, and agree to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto or to an Additional Lender Agreement. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to perform its obligations under this Amendment, the Credit Agreement and any other applicable Loan Documents, to consummate the transactions contemplated hereby and thereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 6.    Conditions Precedent to Amendment Effective Date. The amendments and changes set forth in Sections 2, 3 and 4 of this Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

6.1    The Administrative Agent shall have received from (i) each Lender (including the New Lenders), (ii) the Parent Guarantor, and (iii) the Borrower counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.
6.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof under the Loan Documents, including, to the extent invoiced no later than one Business Day prior to the date hereof, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
6.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare the Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 7.    Miscellaneous.
7.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
7.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, in each case as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date; and
(ii)    no Default or Event of Default has occurred and is continuing.
Without limiting the generality of the foregoing, the Security Instruments and all of the collateral described therein do and shall continue to secure, in accordance with the terms of such Security

Instruments, the payment of all Indebtedness of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
7.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
7.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
7.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
7.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC,
as Borrower

By:	/s/ Teresa L. Dick

Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

VIPER ENERGY, INC.,
as Parent Guarantor

By:	/s/ Teresa L. Dick

Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial
Officer and Assistant Secretary

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Michael Real

	Name:	Michael Real
	Title:	Managing Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brittany Lehr

	Name:	Brittany Lehr
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

COMERICA BANK,
as a Lender

By:	/s/ Cassandra Lucas

	Name:	Cassandra Lucas
	Title:	Vice President

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

BOKF, NA, dba BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger

	Name:	John Krenger
	Title:	SVP, Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jason Groll

	Name:	Jason Groll
	Title:	Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as a Lender

By:	/s/ Sam Cutler

	Name:	Sam Cutler
	Title:	Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Umar Hassan

	Name:	Umar Hassan
	Title:	Authorized Officer

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard

	Name:	Jeff Ard
	Title:	Vice President

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Greg Smothers

	Name:	Greg Smothers
	Title:	Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

TRUIST BANK,
as a Lender

By:	/s/ Greg Krabin

	Name:	Greg Krabin
	Title:	Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Andrew Vernon

	Name:	Andrew Vernon
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis

	Name:	Sydney G. Dennis
	Title:	Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH,
as a New Lender

By:	/s/ Evans Swann

	Name:	Evans Swann
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

ROYAL BANK OF CANADA,
as a New Lender

By:	/s/ Don J. McKinnerney

	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

MORGAN STANLEY BANK, N.A.,
as a New Lender

By:	/s/ Michael King

	Name:	Michael King
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

MIZUHO BANK, LTD.,
as a New Lender

By:	/s/ Edward Sacks

	Name:	Edward Sacks
	Title:	Managing Director

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

U.S. BANK NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ Beth Johnson

	Name:	Beth Johnson
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRTEENTH AMENDMENT – VIPER ENERGY PARTNERS, LLC]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	8.560000000%	$171,200,000.00	$107,000,000.00
PNC Bank, National Association	6.600000000%	$132,000,000.00	$82,500,000.00
Truist Bank	6.600000000%	$132,000,000.00	$82,500,000.00
Bank of America, N.A.	5.720000000%	$114,400,000.00	$71,500,000.00
Bank of Nova Scotia, Houston Branch	5.720000000%	$114,400,000.00	$71,500,000.00
Barclays Bank PLC	5.720000000%	$114,400,000.00	$71,500,000.00
Capital One, National Association	5.720000000%	$114,400,000.00	$71,500,000.00
Citibank, N.A.	5.720000000%	$114,400,000.00	$71,500,000.00
Goldman Sachs Bank USA	5.720000000%	$114,400,000.00	$71,500,000.00
JPMorgan Chase Bank, N.A.	5.720000000%	$114,400,000.00	$71,500,000.00
Mizuho Bank, Ltd.	5.720000000%	$114,400,000.00	$71,500,000.00
Morgan Stanley Bank, N.A.	5.720000000%	$114,400,000.00	$71,500,000.00
Royal Bank Of Canada	5.720000000%	$114,400,000.00	$71,500,000.00
The Toronto-Dominion Bank, New York Branch	5.720000000%	$114,400,000.00	$71,500,000.00
U.S. Bank National Association	5.720000000%	$114,400,000.00	$71,500,000.00
BOKF, NA dba Bank of Oklahoma	4.800000000%	$96,000,000.00	$60,000,000.00
Comerica Bank	4.800000000%	$96,000,000.00	$60,000,000.00
Total	100.000000000%	$2,000,000,000.00	$1,250,000,000.00

EXHIBIT A
[Attached.]

AMENDED AND RESTATED SENIOR SECURED
REVOLVING CREDIT AGREEMENT
DATED AS OF
JULY 20, 2018
AMONG
VIPER ENERGY PARTNERS LLC,
AS BORROWER,
VIPER ENERGY, INC., F/K/A VIPER ENERGY PARTNERS LP
AS PARENT GUARANTOR,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND JOINT LEAD ARRANGER
PNC BANK, NATIONAL ASSOCIATION AND TRUIST BANK,
AS CO-SYNDICATION AGENTS
AND
PNC CAPITAL MARKETS LLC AND TRUIST SECURITIES, INC.,
AS JOINT LEAD ARRANGERS